Merger	12 Months Ended
May 01, 2011
Merger
Merger
Note 3.	Merger

On March 8, 2011, DMFC was acquired by an investor group led by funds affiliated with KKR, Vestar and Centerview. Under the terms of the merger agreement, DMFC's stockholders received $19.00 per share in cash. The acquisition was effected by the merger of Blue Sub with and into DMFC, with DMFC being the surviving corporation. As a result of the Merger, DMFC became a wholly-owned subsidiary of Parent. DMFC stockholders approved the transaction on March 7, 2011. DMFC's common stock ceased trading on the New York Stock Exchange before the opening of the market on March 9, 2011.

The aggregate purchase price was approximately $4.0 billion and was funded primarily through debt financings as described further in Note 7 and equity contributions from affiliates of KKR, Vestar, Centerview and other equity investors.

On January 19, 2011, Blue Sub launched tender offers and consent solicitations for any and all of DMC's $250.0 million aggregate principal amount of 6 3/4% Senior Subordinated Notes due 2015 (the "6 3/4% Notes") and $450.0 million aggregate principal amount of 7 1/2% Senior Subordinated Notes due 2019 (the "7 1/2% Notes"). The tender offers expired on March 8, 2011 and the Company redeemed the untendered 6 3/4% Notes and 7 1/2% Notes on April 8, 2011.

The Merger was accounted for under the acquisition method of accounting. Accordingly, the effect of the Merger has been included in the Company's Consolidated Statement of Income (Loss) subsequent to the Merger, and the respective assets and liabilities have been recorded at their estimated fair values in the Company's Consolidated Balance Sheet as of the Merger, with the excess purchase price recorded as goodwill. Goodwill of $2,124.0 million is not expected to be deductible for tax purposes.

The following table sets forth the initial allocation of purchase price with respect to the Merger (in millions):

Assets acquired:
Cash and cash equivalents	$147.6
Trade accounts receivable	224.6
Inventories	915.8
Prepaid expenses and other current assets	93.6
Property, plant and equipment	694.7
Goodwill	2,124.0
Intangible assets	2,835.7
Other assets	16.9

Fair value of assets acquired	7,052.9

Liabilities assumed:
Accounts payable and accrued expenses	454.8
Deferred tax liabilities	974.2
Other non-current liabilities	1,584.2

Fair value of liabilities assumed	3,013.2

Purchase price	$4,039.7

As a result of the allocation of the purchase price to the fair value of assets acquired and liabilities assumed, the book value of intangible assets, consisting of trademarks and customer relationships, increased by $1,679.0 million. Trademarks were valued using the relief from royalty method, which is based upon the estimated rent or royalty the Company would pay for the use of a brand name if it did not own it. Customer relationships were valued using the multi-period excess earnings method, which is a specific application of the discounted cash flow method that values an intangible asset based upon the present value of the incremental after-tax cash flows attributable to the intangible asset after deducting contributory asset charges. See Note 6 for further information regarding the Company's intangible assets.

The Company expects the purchase price allocation to be modified in future periods, primarily with respect to contingencies, goodwill and deferred income taxes.

Fees and expenses related to the Merger were $82.8 million for the period from March 8, 2011 through May 1, 2011, primarily consisting of deal fees, financial advisory fees and legal and other professional services fees. Fees and expenses related to the Merger were $68.8 million for the period from May 3, 2010 through March 7, 2011, primarily consisting of accelerated stock compensation expense, investment banking fees and legal fees. Fees and expenses related to the Merger (whether paid or accrued) are included in the Consolidated Statements of Income (Loss) for the respective periods.

Pro forma Results

The following unaudited pro forma consolidated results of operations have been prepared as if the Merger had occurred on May 4, 2009. The selected unaudited pro forma consolidated results of operations presented have primarily been adjusted for the estimated changes in depreciation and amortization expense on property, plant and equipment and intangible assets and for changes in interest expense resulting from changes in the Company's capital structure. Income taxes have also been adjusted to reflect an estimated annual effective tax rate. Transaction and related costs are not included in the unaudited pro forma results. The unaudited pro forma information should not be relied upon as necessarily being indicative of the historical results that would have been obtained if the Merger had actually occurred on that date, nor of the results that may be obtained in the future.

	Fiscal 2011	Fiscal 2010
	(in millions, unaudited)
Net sales	$3,666.1	$3,739.8
Income from continuing operations	$151.6	$135.0